                                                                    Exhibit 10.5
                                    WAIVER
                                    ------

     This Waiver, made as of May 18, 2000 (this "Waiver"), is by and among NMT Medical, Inc. (the "Company"), on the one hand, and Whitney Subordinated Debt Fund, L.P. (the "Purchaser"), on the other hand. Capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Purchase Agreement (as defined below).


                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Company and the Purchaser are parties to the Subordinated Note and Common Stock Purchase Agreement, dated as of July 8, 1998, as amended by (i) Amendment No. 1, dated April 14, 1999, (ii) Amendment No. 2, dated September 13, 1999, and (iii) Amendment No. 3, dated as of April 5, 2000, by and among the Company, the Purchaser, and, for certain purposes, J. H. Whitney & Co. (as so amended, the "Purchase Agreement"), regarding the Company's $20,000,000 subordinated notes due September 30, 2003;

     WHEREAS, the Company has requested the Purchaser to waive compliance with certain covenants contained in the Purchase Agreement for the fiscal quarter ended March 31, 2000.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Purchaser hereby waives compliance by the Company with the provisions of Sections 9.8(a), (b) and (d) of the Purchase Agreement solely with respect to the fiscal quarter ended March 31, 2000.

2. This Waiver may be signed in counterparts, and by the various parties on separate counterparts. Each set of counterparts which contains the signature of each of the parties shall constitute a single instrument with the same effect as if the signature thereto were upon the same instrument. The parties hereto agree that each party shall accept facsimile signatures as legally sufficient, binding and admissible evidence of the execution of this Waiver.

3. Except as expressly modified by this Waiver, all of the terms and provisions of the Purchase Agreement, by and among the Company and the Purchaser, and the Notes shall continue in full force and effect and all parties hereto shall be entitled to the benefits thereof.

4. This Waiver shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflict of laws of such state.

5. IN WITNESS WHEREAS, the parties hereto have caused this Waiver to be signed by their respective duly authorized officers as of the date first written above.
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                              NMT MEDICAL, INC.


                              By: /s/ William J. Knight
                                 ----------------------
                                  Name: William J. Knight
                                  Title: Vice President-Finance and
                                         Administration and Chief Financial
                                         Officer


                              WHITNEY SUBORDINATED DEBT FUND, L.P.


                              By: /s/ James A. Fordyce
                                 --------------------------
                                 Name: James A. Fordyce
                                 A General Partner

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